UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): December 30, 2008
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
          On December 30, 2008, ION Geophysical Corporation (the “Company”) announced that its Board of Directors approved the adoption of a shareholder rights plan and a distribution of one preferred stock purchase right (each, a “Right”) for each outstanding share of common stock, $0.01 par value (the “Common Stock”), of the Company to stockholders of record at the close of business on January 9, 2009 (the “Record Date”). Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a price of $21.00 per one one-thousandth of a share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and Computershare Trust Company, N.A., as Rights Agent.
          Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will be evidenced by the Common Stock certificates and not by separate certificates until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to the time that any person becomes an Acquiring Person) following the commencement of a tender or exchange offer (other than certain offers exempted by the Company’s Board of Directors as described below) if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”).
          The Rights Agreement also provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights. Any Common Stock issued after the Distribution Date will generally be accompanied by Right Certificates only if such Common Stock is issued pursuant to the exercise of options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities issued by the Company, or in other circumstances where the issuance of accompanying Right Certificates is deemed necessary or appropriate by the Board of Directors.
          The Rights are not exercisable until the Distribution Date and will expire at the earliest to occur of (i) December 29, 2011 (the “Final Expiration Date”), (ii) upon redemption by the Company as described below and (iii) upon exchange of all Rights for Common Stock as described below.
          In the event that any person (other than (i) the Company, its subsidiaries and employee benefit plans or (ii) Fletcher International, Ltd. and its affiliates) becomes the beneficial owner of 20% or more of the then-outstanding shares of Common Stock, each holder of a Right (other than the Acquiring Person) will thereafter have the right to receive, upon exercise at the then-current exercise price (i.e., the Purchase Price) of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right.
          In the event that, at any time following the Stock Acquisition Date, the Company is acquired in a merger or other business combination transaction or 50% or more of the Company’s assets or earning power are sold, proper provision will be made so that each holder of a Right (other than the Acquiring Person) will thereafter have the right to receive, upon exercise at the then-current Purchase Price of the Right, common stock of the acquiring or surviving company having a value equal to two times the Purchase Price of the Right.
          Notwithstanding the foregoing, following the occurrence of any of the events set forth in the preceding two paragraphs (the “Triggering Events”), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will immediately become null and void.
          The Rights Agreement permits the Board of Directors to exempt an offer from falling within the definition of “Triggering Event” if it is an exchange or tender offer for all outstanding shares of Common Stock at a price and on terms that, prior to the offeror becoming an Acquiring Person, are determined by a majority of independent directors and advised by a recognized investment banking firm to be (i) at a price and on terms that are fair and not inadequate and (ii) otherwise in the best interests of the Company and its stockholders.
          The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution, among other circumstances, in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Stock, or a reverse split of the outstanding shares of the Preferred Stock.

          At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Stock but prior to the acquisition of 50% or more of the outstanding Common Stock by such person or group, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which by the terms of the Rights Agreement have been rendered null and void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).
          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. The Company will not be required to issue fractional shares of Preferred Stock or Common Stock (other than fractions in multiples of one one-thousandth of a share of Preferred Stock) and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.
          Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each outstanding share of Preferred Stock will be entitled to a quarterly dividend payment of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, each share of Preferred Stock will be entitled to a $1.00 liquidation preference, plus an amount equal to accrued and unpaid dividends and distributions, and thereafter the holders of the shares of Preferred Stock will be entitled to an aggregate payment of 1000 times the aggregate payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the shares of Common Stock. These Preferred Stock provisions will be protected by customary anti-dilution provisions. The Preferred Stock will rank junior to all other series of the Company’s preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any such series will provide otherwise.
          At any time after the date of the Rights Agreement until the earlier of (i) 10 days following the time that a person becomes an Acquiring Person and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), which may (at the option of the Company) be paid in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors. Upon the effectiveness of any action of the Board of Directors authorizing redemption of the Rights, the Rights will terminate and the only right of the holders of Rights thereafter will be to receive the Redemption Price.
          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.
          At any time when the Rights are not redeemable, the Company may amend the Rights Agreement (i) to cure any ambiguity, (ii) to correct or supplement any provision contained therein that may be defective or inconsistent with any other provisions therein, (iii) to shorten or lengthen any time period thereunder or (iv) to change or supplement the provisions thereunder in any manner that the Company may deem necessary or desirable; provided that no such amendment or supplement may materially adversely affect the interests of the holders of Rights (other than an Acquiring Person or its affiliate or associate). In addition, the Rights Agreement may not be supplemented or amended to lengthen (A) a time period relating to when the Rights may be redeemed or (B) any other time period unless the lengthening of such other time period is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than any Acquiring Person and its affiliates and associates).
          As of the Record Date it is expected that there will be approximately 99,629,839 shares of Common Stock outstanding, 1,056,397 shares of Common Stock reserved for issuance under employee benefit plans, 9,669,434 shares reserved for issuance upon conversion of outstanding convertible securities, and 7,909,275 shares reserved for issuance pursuant to the exercise of outstanding stock options. Each holder of outstanding shares of Common Stock on the Record Date will be entitled to receive one Right for each share of Common Stock held by such holder. Initially 200,000 shares of Preferred Stock will be reserved for issuance in the event of the exercise of the Rights.
          The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned by such a person or group may become void. The Rights should not interfere with any merger or other business combination approved by the Board of Directors because the Board of Directors may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.
UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
     A copy of the Rights Agreement was filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-A on January 5, 2009. A copy of the Rights Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          On December 31, 2008, the Company filed a Certificate of Designations for its Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware. Shares of Series A Junior Participating Preferred Stock, if and when issued, shall have the rights, preferences and privileges as further described under “Item 3.03. Material Modification to Rights of Security Holders” above. The description of the Series A Junior Participating Preferred Stock is qualified in its entirety by reference to the Certificate of Designations, a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 30, 2008, the Company issued a news release announcing the adoption of its shareholder rights plan. A copy of the press release is attached as Exhibit 99.1.
     The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K (i) is not to be considered “filed” under the Securities Exchange Act of 1934 and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item

3.1*	Certificate of Designations of Series A Junior Participating Preferred Stock ION Geophysical Corporation effective as of December 31, 2008.

4.1	Rights Agreement, dated as of December 30, 2008, between ION Geophysical Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as Exhibit 4.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on January 5, 2009, and incorporated herein by reference.

99.1*	Press release issued by ION Geophysical Corporation dated December 30, 2008.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2009	ION GEOPHYSICAL CORPORATION
	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Certificate of Designations of Series A Junior Participating Preferred Stock ION Geophysical Corporation effective as of December 31, 2008.

4.1	Rights Agreement, dated as of December 30, 2008, between ION Geophysical Corporation and Computershare Trust Company, N.A., as Rights Agent, filed as Exhibit 4.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on January 5, 2009, and incorporated herein by reference.

99.1*	Press release issued by ION Geophysical Corporation dated December 30, 2008.

*	Filed herewith